UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 20, 2004
Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware	000-24597	84-1208770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5395 Pearl Parkway
Boulder, Colorado 80301
(Address of principal executive offices)

(303) 442-5455
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated January 20, 2004, entitled “Carrier Access Reports Fourth Quarter and 2003 Year End Financial Results.”

Item 12. Results of Operations and Financial Condition

          On January 20, 2004, the Registrant reported its results of operations for the quarter and year ended December 31, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is filed herewith as Exhibit 99.1.

          The information in this report is to be considered “filed” under the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARRIER ACCESS CORPORATION

	By:	/s/ Timothy R. Anderson

Timothy R. Anderson
Chief Financial Officer

Date: January 20, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 20, 2004, entitled “Carrier Access Reports Fourth Quarter and 2003 Year End Financial Results.”